UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 16, 2020

Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

50 South 16th Street, Philadelphia, Pennsylvania		19102
(Address of principal executive offices)		(Zip Code)

(215) 735-4422

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRBK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 16, 2020, the Board of Directors of Republic First Bancorp, Inc. (the “Company”) amended Section 1 of Article I of the Company’s bylaws (Annual Meetings) and Section 4 of Article I of the Company’s bylaws (Quorum) to add language to permit meetings of shareholders to be held by means of internet or other electronic communications technology and to provide that the presence or participation by a shareholder at a meeting of shareholders, including voting and taking other action by electronic means, including the internet, will constitute the presence of, or vote or action by, the shareholder at the meeting.

The amendments to the Company’s bylaws are attached hereto as Exhibit 3.1.

Item 8.01           Other Events.

On April 20, 2020, the Company, issued a press release announcing that, due to the emerging health concerns relating to the coronavirus (COVID-19) pandemic, the previously scheduled annual meeting of shareholders on April 29, 2020 will now be held as a virtual meeting. Shareholders will not be able to attend the virtual meeting in person, but will have the ability to participate in the meeting by virtual means and to vote their shares electronically if necessary. Although shareholders will not be able to attend the annual meeting in person, virtual attendance capabilities will also provide shareholders with the ability to participate and ask questions during the meeting. Additionally, shareholders will be deemed to be "present" if they access the annual meeting through the virtual platform and they will be able to vote their shares at the annual meeting, or revoke or change a previously submitted vote, through the virtual platform.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits.

(d)           Exhibits:

3.1           Amendments to Section 1 and Section 4 of Article I of the Company’s bylaws.

99.1         Press release, dated April 20, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: April 20, 2020

	By:	/s/ Frank A. Cavallaro
Frank A. Cavallaro
Executive Vice President and Chief Financial Officer